EXHIBIT 32.1

                   CERTIFICATION PURSUANT TO RULE 13a-14(b) OR
                      RULE 15d-14(b) and 18 U.S.C. ss.1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the accompanying Amendment No. 2 to the Quarterly Report on Form 10-QSB/A of The American Energy Group, Ltd. (the "Corporation") for the period ended March 31, 2006, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I R. Pierce Onthank, President, CEO and Chief Financial Officer of the Corporation, certify, to the best of my knowledge pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes Oxley Act of 2002, that:

      (a) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"); and

      (b) The information in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

DATED: October 10, 2006


                                                 By: /s/ R. PIERCE ONTHANK
                                                     ---------------------------
                                                     R. Pierce Onthank
                                                     Chief Executive Officer and
                                                     Principal Financial Officer